Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO

AMENDED AND RESTATED FIVE YEAR CREDIT AGREEMENT

Dated as of June 23, 2025

AMENDMENT NO. 1 TO AMENDED AND RESTATED FIVE YEAR CREDIT AGREEMENT (this “Amendment”) among STANLEY BLACK & DECKER, INC., a Connecticut corporation (the “Company”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Company, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Five Year Credit Agreement dated as of June 28, 2024 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The parties hereto have agreed to make certain amendments to the Credit Agreement as set forth in, and in accordance with the terms and conditions of, this Amendment (the Credit Agreement as so amended, the “Amended Credit Agreement”).

SECTION 1. Amendments to Credit Agreement. On and as of the Amendment Effective Date (as defined below), subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Lenders and the Company hereby agree to amend the Credit Agreement as follows:

The definition of “Adjustment Period” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Adjustment Period” means any period of four consecutive fiscal quarters that ends on or before the end of the Company’s second fiscal quarter of 2026.

(a) The definition of “Applicable Adjustment Addbacks” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Adjustment Addbacks” means charges relating to any of the following: (i) restructuring charges, (ii) charges for facility closures, (iii) acquisition and integration charges related to mergers and acquisitions, (iv) charges associated with the Company’s voluntary retirement program, (v) charges associated with the Company’s global supply chain transformation, (vi) charges relating to the Russia business closure, (vii) charges relating to divested businesses, including impairment charges or losses on sale, (viii) debt extinguishment charges, (ix) charges related to legal, environmental or pension settlements, including, without limitation accounting accruals and charges made in anticipation of potential settlements, (x) asset impairment charges and (xi) charges related to excess or obsolete inventory, in each case for items (i) through (xi) incurred during any period of four consecutive fiscal quarters; provided that the sum of the Applicable Adjustment Addbacks incurred in any Adjustment Period shall not exceed $250,000,000 in the aggregate.

Stanley Black & Decker

Amendment No. 1 to A&R 5 Year Credit Agreement

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(b) Section 5.01(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f) Interest Coverage Ratio. The Company shall maintain, for each period of four consecutive fiscal quarters of the Company an Interest Coverage Ratio of not less than 3.50 to 1.00, provided that the Company shall only be required to maintain an Interest Coverage Ratio of not less than (i) 2.50 to 1.00 for any period of four consecutive fiscal quarters ending on or before the end of the Company’s second fiscal quarter of 2026, and (ii) 3.50 to 1.00 thereafter.”

(c) Section 8.02(d) of the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof:

“For the avoidance of doubt, nothing herein prohibits or impedes any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental authority or self-regulatory authority without any notification to any Person.”

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective on and as of the date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or waived:

(a) The Administrative Agent shall have received counterparts of this Amendment executed by the Company, the Required Lenders and the Administrative Agent.

(b) The Company shall have paid all accrued and invoiced fees and expenses of the Administrative Agent and the Lenders associated with this Amendment (including the accrued and invoiced fees and expenses of Allen Overy Shearman Sterling US LLP, counsel to the Administrative Agent).

SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(b) The Credit Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

Stanley Black & Decker

Amendment No. 1 to A&R 5 Year Credit Agreement

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(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

(d) This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement and shall be deemed to be a Loan Document.

SECTION 4. Costs and Expenses. The Company agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent, in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic format shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of such State.

Stanley Black & Decker

Amendment No. 1 to A&R 5 Year Credit Agreement

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

STANLEY BLACK & DECKER, INC.

By:	/s/ Robert T. Paternostro
Name: Robert T. Paternostro
Title: Vice President, Treasurer & International CFO, Tools & Outdoor

CITIBANK, N.A., as Administrative Agent

By:	/s/ Daniel Boselli
Name: Daniel Boselli
Title: Vice President

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

CITIBANK, N.A.

By:	/s/ Daniel Boselli
Name: Daniel Boselli
Title: Vice President

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

BANK OF AMERICA, N.A.

By:	/s/ Michael Contreras
Name: Michael Contreras
Title: Director

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Eric B. Bergeson
Name: Eric B. Bergeson
Title: Authorized Officer

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Andrew Payne
Name: Andrew Payne
Title: Managing Director

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

BARCLAYS BANK PLC

By:	/s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Director

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

DEUTSCHED BANK AG NEW YORK BRANCH

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

GOLDMAN SACHS BANK USA

By:	/s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

MUFG BANK, LTD.

By:	/s/ Richard Ferrara
Name: Richard Ferrara
Title: Authorized Signatory

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

ROYAL BANK OF CANADA

By:	/s/ Sean Hakimi
Name: Sean Hakimi
Title: Authorized Signatory

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

BNP PARIBAS

By:	/s/ David Foster
Name: David Foster
Title: Director

By:	/s/ Claudia Zarate
Name: Claudia Zarate
Title: Managing Director

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Andrew Everett
Name: Andrew Everett
Title: Senior Vice President

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

ING BANK N.V., DUBLIN BRANCH

By:	/s/ Rory Fitzgerald
Name: Rory Fitzgerald
Title: Director

By:	/s/ Robert O’Donoghue
Name: Robert O’Donoghue
Title: Country Manager

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

THE BANK OF NEW YORK MELLON

By:	/s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Senior Vice President

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

THE BANK OF NOVA SCOTIA

By:	/s/ Adnan Osman
Name: Adnan Osman
Title: Director

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

TRUIST BANK

By:	/s/ Alexandra Korchmar
Name: Alexandra Korchmar
Title: Vice President

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

BANK OF CHINA, NEW YORK BRANCH

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

STANDARD CHARTERED BANK

By:	/s/ Matthew Davis
Name: Matthew Davis
Title: Executive Director, Financing Solutions

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Mary Harold
Name: Mary Harold
Title: Managing Director

[Signature Page to 364-Day Credit Agreement (2025)]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

TD BANK, N.A.

By:	/s/ Megan O’Neill
Name: Megan O’Neill Title:Vice President

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

THE HUNTINGTON NATIONAL BANK

By:	/s/ James R. Gentry
Name: James R. Gentry
Title: Associate Director, VP
Sponsor and Leveraged Finance PM

[Stanley Black & Decker Amendment No. 1 to A&R 5 Year Credit Agreement]